                        --------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                        --------------------------------

                                   FORM 8-K/A

                                 Current Report
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)       May 27, 1998
                                                       ------------------------

                         United Investors Realty Trust
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Texas                      001-13915                76-0265701
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

      5847 San Felipe, Suite 850
              Houston, TX                                  77057
----------------------------------------               ------------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:    (713) 781-2860

Item 2.   Acquisition of Assets

     On May 27, 1998, United Investors Realty Trust (the "Registrant") acquired the Big Curve Shopping Center located in Yuma, Arizona (the "Property"). The Property was purchased pursuant to a Contract of Sale dated March 23, 1998 through a wholly owned subsidiary controlled by the Trust. The Property, an approximately 126,400 square foot community shopping center, located in Yuma, Arizona, was purchased from Dermot Big Curve, LLC for $8,850,000. The asset was acquired with available cash of $2,884,870.66 and by taking title subject to an existing loan having a principal balance outstanding on the date of closing of $5,965,129.34. Interest on this loan is payable at the rate of 9.19% per annum. This loan matures on October 1, 2006 and may be prepaid on or after October 1, 2000 with a yield maintenance based penalty with a minimum of one percent of the then outstanding principal balance. The Registrant intends to continue to operate the Property as a shopping center.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements.

               The index to the financial information for the Big Curve Shopping Center is included on page F-1 of this report.

          (b)  Pro Forma Financial Information.

               The index to the pro forma financial information is included on page F-1 of this report.

          (c)  Exhibits.

               None.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 11, 1998.

                                             UNITED INVESTORS REALTY TRUST


                                             BY: /s/ R. STEVEN HAMNER
                                                 ---------------------------
                                                 R. Steven Hamner
                                                 Chief Financial Officer

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES


                         INDEX TO FINANCIAL INFORMATION




PRO FORMA FINANCIAL INFORMATION                                           PAGE
                                                                          ----
Unaudited Condensed Consolidated Balance Sheet ........................   F-3
Unaudited Pro Forma Condensed Consolidated Statement of Operations
  for the six months ended June 30, 1998 ..............................   F-4
Unaudited Pro Forma Condensed Consolidated Statement of Operations
  for the year ended December 31, 1997 ................................   F-5
Notes to Unaudited Pro Forma Condensed Consolidated Statements
  of Operations .......................................................   F-6

HISTORICAL FINANCIAL INFORMATION

Big Curve Shopping Center

Report of Independent Auditors - Ernst & Young LLP.....................   F-10
Statement of Revenues and Certain Expenses for the three months ended March 31, 1998 (unaudited) and for the year ended
  December 31, 1997 ...................................................   F-11
Notes to the Statement of Revenue and Certain Expenses ................   F-12

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
               UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET AND
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

INTRODUCTION

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the six months ended June 30, 1998 are presented as if the IPO Acquisitions, the Offering, the Big Curve Acquisition, and the application of the net proceeds of the Offering all had occurred on January 1, 1997.

The unaudited condensed consolidated balance sheet of United Investors Realty Trust and Subsidiaries as of June 30, 1998 already reflects the effects of the IPO Acquisitions, the Offering, and the Big Curve Acquisition as each of these transactions occurred prior to June 30, 1998. Consequently, there are no pro forma adjustments required to the June 30, 1998 unaudited condensed consolidated balance sheet presented herein.

The unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the consolidated financial statements of United Investors Realty Trust ("UIRT"), including the notes thereto, included in UIRT's Registration Statement on Form S-11 dated March 5, 1998 and UIRT's Quarterly report on Form 10-Q for the quarter ended June 30, 1998. The pro forma condensed consolidated statements of operations do not purport to project the Company's results of operations as of any future date or for any future period.

UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET


                                                                    June 30,
                                                                      1998
                                                                 -------------
 ASSETS

 Investment real estate:
      Land                                                       $  32,149,317
      Buildings and improvements                                    88,854,914
                                                                 -------------

                                                                   121,004,231
      Less accumulated depreciation                                 (6,004,299)
                                                                 -------------
          Investment real estate, net                              114,999,932

 Cash and cash equivalents                                          11,610,321
 Accounts receivable, net                                            1,754,539
 Prepaid expenses and other assets                                   2,626,762
                                                                 -------------

              Total assets                                       $ 130,991,554
                                                                 =============

 LIABILITIES, MINORITY INTEREST,
 AND COMMON SHAREHOLDERS' EQUITY

 Liabilities:
      Mortgage notes payable                                     $  40,870,225
      Short-term notes and lines of credit                               3,000
      Accounts payable -- trade                                        928,015
      Accrued property taxes                                         1,469,185
      Security deposits                                                407,304
                                                                 -------------
              Total liabilities                                     43,677,729
                                                                 -------------

 Minority interest in real estate joint ventures                     2,429,080


 Common shareholders' equity:
      Common shares of beneficial interest, no par value,
          500,000,000 shares authorized, 9,514,889
          issued and outstanding at June 30, 1998                   85,652,642

      Accumulated deficit                                             (767,897)


                                                                 -------------
              Total common shareholders' equity                     84,884,745

              Total liabilities, minority interest,
                  and common shareholders' equity                $ 130,991,554
                                                                 =============

UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS for the six months ended June 30, 1998



                                                        UNITED INVESTORS            IPO
                                                          REALTY TRUST            PRO FORMA           BIG CURVE           TOTAL
                                                          HISTORICAL(1)         ADJUSTMENTS(2)      ACQUISITION       PRO FORMA
                                                         ---------------        --------------      -----------      -----------
Revenues:
    Base rents                                               $ 5,426,224           $ 1,453,160(A)     $ 390,392(F)   $ 7,269,776
    Percentage rents                                                   -                26,434(A)             -(F)        26,434
    Expense reimbursements                                     1,491,896               401,849(A)        89,317(F)     1,983,062
    Interest and other income                                    291,646                22,029(A)           722(F)       314,397
                                                             -----------           -----------        ---------      -----------

           Total revenues                                      7,209,766             1,903,472          480,431        9,593,669

Expenses:
    Operating and maintenance                                    856,170               240,925 (A)       66,316(F)     1,163,411
    Real estate taxes                                            955,214               265,031 (A)       95,562(F)     1,315,897
    General and administrative                                   370,752                10,911 (A)        9,275(F)       390,938
    Advisory and trustee fees                                    321,986                94,289 (C)       19,719(G)       435,994
    Stock grant to Advisor and officers                                -                     -                                 -
    Other                                                              -                     -                                 -
    Interest                                                   3,990,961               286,952 (B)      223,846(F)     4,501,759

    Depreciation, amortization and ground lease                1,188,586               302,226 (A)       86,470(F)     1,577,282
                                                             -----------           -----------        ---------      -----------

           Total expenses                                      7,683,669             1,200,334          501,277        9,385,281
                                                             -----------           -----------        ---------      -----------

Income (loss) before minority interest, extraordinary item
    and preferred share distribution requirements               (473,903)              703,138           20,846          208,389

Minority interest in net income of real estate ventures          (61,462)               56,402 (D)                        (5,060)
                                                             -----------           -----------        ---------      -----------

Income (loss) before extraordinary item and preferred
    share distribution requirements                             (535,365)              759,540          (20,846)         203,329

Extraordinary item-prepayment penalties incurred on early
    extinguishment of debt                                      (232,532)              232,532 (H)            -                -
                                                             -----------           -----------        ---------      -----------

Income before preferred share distribution requirements         (767,897)              992,072          (20,846)         203,329

Preferred share distribution requirements                        (20,670)               20,670 (E)            -                -
                                                             -----------           -----------        ---------      -----------

Net income (loss) available for common shareholders          $  (788,567)          $ 1,012,742        $ (20,846)     $   203,329
                                                             ===========           ===========        =========      ===========

Net income (loss) per common share (basic and diluted)       $     (0.13)                                            $      0.02
                                                             ===========                                             ===========

Weighted average shares outstanding (basic and diluted)        5,904,889                                               9,514,889
                                                             ===========                                             ===========



(1) Includes the results of operations of all properties (including Big Curve) from the date of their acquisition forward.

(2) Includes the effects of the Offering, and the results of operations of the IPO Acquisitions for the period prior to the date of acquisition.

UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS for the year ended December 31, 1997



                                                        UNITED INVESTORS        IPO
                                                          REALTY TRUST       PRO FORMA        BIG CURVE          TOTAL
                                                          HISTORICAL(1)    ADJUSTMENTS(2)    ACQUISITION       PRO FORMA
                                                        ----------------   --------------    -----------      ------------
Revenues:
    Base rents                                             $ 4,954,820      $ 8,419,326(I)   $ 1,008,578(O)   $ 14,382,724
    Percentage rents                                            26,400          266,930(I)             -           293,330
    Expense reimbursements                                   1,167,355        2,669,388(I)       260,060(O)      4,096,803
    Interest and other income                                   27,278           21,809(I)         1,214(O)         50,301
                                                           -----------      -----------      -----------      ------------

           Total revenues                                    6,175,853       11,377,453        1,269,852        18,823,158
                                                           -----------      -----------      -----------      ------------

Expenses:
    Operating and maintenance                                  754,703        1,488,112(I)       171,362(O)      2,414,177
    Real estate taxes                                          793,359        1,565,940(I)       190,937(O)      2,550,236
    General and administrative                                 179,933          153,844(I)         7,086(O)        340,863
    Advisory and trustee fees                                  345,000          457,822(J)        61,232(P)        864,054
    Stock grant to Advisor and officers                        787,500               --                            787,500
    Other                                                      204,829               --                            204,829
    Interest                                                 2,435,538          681,940(N)       553,775(O)      3,671,253
    Depreciation, amortization and ground lease              1,309,180        2,045,367(I)       206,665(O)      3,561,212
                                                           -----------      -----------      -----------      ------------

           Total expenses                                    6,810,042        6,393,025        1,191,057        14,394,124

Income (loss) before minority interest and preferred share
    distribution requirements                                 (634,189)       4,984,428           78,795         4,429,034

Minority interest in net income of real estate ventures        (40,894)          40,894 (K)                       (107,544)
                                                                               (107,544)(L)
                                                           -----------      -----------      -----------      ------------

Income (loss) before preferred share distribution
    requirements                                              (675,083)       4,917,778           78,795         4,321,490

Preferred share distribution requirements                      (96,633)          96,633(M)                              --
                                                           -----------      -----------      -----------      ------------

Net income (loss) available for common shareholders        $  (771,716)     $ 5,014,411      $    78,795      $  4,321,490
                                                           ===========      ===========      ===========      ============

Net income (loss) per common share (basic and diluted)     $     (0.85)                                       $       0.45
                                                           ===========                                        ============

Weighted average shares outstanding (basic and diluted)        912,493                                           9,512,493
                                                           ===========                                        ============


(1) Does not include the historical results of operations of the IPO Acquisitions or Big Curve Acquisition as these transactions were closed in 1998.

(2) Includes the effects of the Offering, and results of operations of the IPO Acquisitions.

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENTS OF OPERATIONS


NOTE 1 - THE TRANSACTIONS

The pro forma adjustments described subsequently give effect to the following transactions as if they were all completed on January 1, 1997 for the accompanying unaudited condensed consolidated statements of operations for the year ended December 31, 1997 and the six months ended June 30, 1998.

The Offering

On March 16, the Company completed its initial public offering of 7,600,000 common shares of beneficial interest. The shares were sold at $10 per share, and offering costs aggregated approximately $6,663,354. On April 6, 1998, the underwriters exercised their over allotment option for the purchase of 1,000,000 common shares of beneficial interest. These shares were sold at the option price of $10 per share, with related offering cost totaling approximately $700,000 (collectively, the "Offering"). Proceeds from the Offering were used to retire debt of $16,392,755, acquire properties (see IPO Acquisitions and Big Curve Acquisition below), redeem preferred shares for $1,068,226, redeem convertible subordinated notes for $212,400, acquire minority interests in real estate joint ventures for $1,457,239 and for general corporate purposes.

The IPO Acquisitions

In conjunction with the Offering, the Company planned and completed the acquisition of eight neighborhood shopping centers (the IPO Acquisitions), four of which are in Houston, Texas, and one each in Dallas, Texas, Tampa, Florida, Fort Lauderdale, Florida, and Phoenix, Arizona. Four of the IPO acquisitions were acquired in February 1998, two were acquired in March 1998, and two were acquired in May 1998.

The eight properties were purchased for a combined total of $72,189,429. The Company paid cash of $43,251,946, assumed debt of $26,551,543 (with fixed interest rates ranging from 8.25% to 10.75%), and issued partnership units with a value of $2,385,940. With the purchase of Town 'n Country, a single purpose partnership was formed and the Company issued partnership units to the seller of the property. The Company has a 99% interest in the partnership, which is consolidated for financial reporting purposes.

The Big Curve Acquisition

The Company acquired the Big Curve Shopping Center (the Big Curve Acquisition) on May 27, 1998. Big Curve is a 126,400 square foot shopping center in Yuma, Arizona, and was acquired for approximately $8,850,000, including $5,965,129 of assumed debt.

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

NOTE 2 - PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

     The pro forma adjustments to the Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1998, are as follows:

(A)      Purchase of IPO Acquisitions:
              Base rents............................................................    $ 1,453,160
              Percentage rents.....................................................          26,434
              Expense reimbursements................................................        401,849
              Other income..........................................................         22,029
              Operating and maintenance.............................................        240,925
              Real estate taxes.....................................................        265,031
              General and administrative............................................         10,911
              Depreciation .........................................................        302,226

     Depreciation above reflects the increased basis of the properties, depreciated over an estimated
30 year useful life on a straight-line basis.

(B)      Decrease in interest expense related to repayment of
         mortgage debt and lines of credit with proceeds from the Offering........      $  (255,739)

         Interest on mortgage loans assumed in IPO Acquisition.....................         542,691
                                                                                        -----------
                                                                                        $   286,952
                                                                                        ===========

(C)      Increase in Advisory Fees related to revenue from IPO
         Acquisitions...............................................................    $    94,289
                                                                                        ===========

(D)      Decrease in minority interest in earnings of consolidated
         partnerships ..............................................................    $    61,462

         Increase in minority interest in earnings of consolidated partnership
         (Town 'N Country) .........................................................         (5,060)
                                                                                        -----------
                                                                                        $    56,402
                                                                                        ===========

(E)      Decrease in preferred share distributions related to redemption of
         preferred shares with proceeds from the Offering...........................    $    20,670
                                                                                        ===========

(F)      Purchase of Big Curve Acquisition:
               Base rents...........................................................    $   390,392
               Expense reimbursements...............................................         89,317
               Other income.........................................................            722
               Operating and maintenance............................................         66,316
               Real estate taxes....................................................         95,652
               General and administrative...........................................          9,275
               Depreciation.........................................................         86,470
               Interest on debt assumed.............................................        223,846

     Depreciation above reflects the increased basis of the property, depreciated over an estimated
30 year useful life on a straight-line basis.

(G) Increase in Advisory Fees related to revenue from Big Curve
         Acquisition................................................................    $    19,719
                                                                                        ===========

(H) Represents elimination of the extraordinary loss from the early extinguishment of debt Because the intent of the pro forma financial information is to reflect the expected continuing impact of certain transactions on United Interests Realty Trust and Subsidiaries, this non-recurring expense has been excluded from the pro forma condensed consolidated statement of operations.

     The pro forma adjustments to the Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997, are as follows:

(I) Purchase of IPO Acquisitions:
               Base rents...........................................................      8,419,326
               Percentage rents....................................................         266,930
               Expense reimbursements...............................................      2,669,388
               Other income.........................................................         21,809
               Operating and maintenance............................................      1,488,112
               Real estate taxes....................................................      1,565,940
               General and administrative...........................................        153,844
               Depreciation.........................................................      2,045,367

     Depreciation above reflects the increased basis of the properties, depreciated over an estimated
30 year useful life on a straight-line basis.

(J)           Increase in Advisory Fees related to revenue from IPO Acquisitions
              and amendment of advisory agreement...................................        457,822
                                                                                        ===========

(K)      Decrease in minority interest in earnings of consolidated
              partnerships..........................................................    $    40,894
                                                                                        ===========

(L)      Increase in minority interest in earnings of consolidated
              partnership (Town `N Country).........................................    $  (107,544)
                                                                                        ===========

(M)      Decrease in preferred dividends related to redemption of
               preferred shares with proceeds from the Offering.....................    $    96,633
                                                                                        ===========

(N)           Interest expense; net pro forma adjustment to interest expense is comprised of the following:
                Decrease in interest related to mortgage and other loans
                repaid with IPO proceeds............................................    $(1,644,257)
                Interest on mortgage loans assumed in IPO Acquisitions..............      2,326,197
                                                                                        -----------
                Total pro forma adjustment..........................................    $   681,940
                                                                                        ===========

                 UNITED INVESTORS REALTY TRUST AND SUBSIDIARIES
       NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


(O)      Purchase of Big Curve Acquisition:
               Base rents...........................................................      1,008,578
               Percentage rents.....................................................             --
               Expense reimbursements...............................................        260,060
               Other income.........................................................          1,214
               Operating and maintenance............................................        171,362
               Real estate taxes....................................................        190,937
               General and administrative...........................................          7,086
               Depreciation and amortization........................................        206,665
               Interest.............................................................        553,775

               Depreciation above reflects the increased basis of the properties, depreciated over an estimated 30 year useful life on a straight-line basis.

(P)      Increase in Advisory Fees related to revenue from Big Curve................    $    61,232
                                                                                        ===========


NOTE 3 - EARNINGS PER SHARE

         Pro forma weighted average basic and diluted common shares outstanding is calculated as follows:

                                                                        PRO FORMA           PRO FORMA
                                                                    WEIGHTED AVERAGE     WEIGHTED AVERAGE
                                                                   SHARES OUTSTANDING   SHARES OUTSTANDING
                                                                    DECEMBER 31, 1997      JUNE 30,1998
                                                                    -----------------    ----------------
         Total shares issued and outstanding at beginning
         of period............................................              837,489         914,889
         Offering of 7,600,000 shares assumed
         January 1, 1997......................................            7,600,000       7,600,000
         Exercise of underwriters overallotment option
         assumed January 1, 1997..............................            1,000,000       1,000,000
         Grant of 75,000 shares on December 30, 1997
         (assumed January 1, 1997)............................               75,000              --
         Grant of 2,400 shares on December 30, 1997...........                    4              --
                                                                          ---------       ---------
              Basic and Diluted Weighted
                 Average Shares Outstanding ..................            9,512,493       9,514,889
                                                                          =========       =========

                         Report of Independent Auditors



Board of Directors
United Investors Realty Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of Big Curve Shopping Center (the Property) for the year ended December 31, 1997. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of United Investors Realty Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                        /s/ ERNST & YOUNG LLP


Houston, Texas
May 1, 1998

                            Big Curve Shopping Center

                    Statement of Revenue and Certain Expenses


                                        THREE MONTHS
                                            ENDED        YEAR ENDED
                                          MARCH 31,      DECEMBER 31,
                                            1998            1997
                                        -----------------------------
                                         (unaudited)
REVENUE:
Base rents                                $  239,083     $  902,123
Percentage rents                              28,224        106,455
Expense reimbursements                        67,310        260,060
Other income                                   3,580          1,214
                                          ----------     ----------
   Total revenue                             338,197      1,269,852
                                          ----------     ----------

EXPENSES:
Operating and maintenance                     37,319        171,362
Real estate taxes                             48,990        190,937
General and administrative                       253          7,086
                                          ----------     ----------
   Total expenses                             86,562        369,385
                                          ----------     ----------

Revenue in excess of certain expenses     $  251,635     $  900,467
                                          ==========     ==========


See accompanying notes.

                            Big Curve Shopping Center

             Notes to the Statement of Revenue and Certain Expenses

                        Year Ended December 31, 1997 and
                  Three Months Ended March 31, 1998 (unaudited)


1. BASIS OF PRESENTATION

The accompanying Statement of Revenue and Certain Expenses relates to the operations of Big Curve Shopping Center (the "Property"), a 126,402 square-foot shopping center located in Yuma, Arizona.

United Investors Realty Trust entered into a contract to acquire this property.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of United Investors Realty Trust. The accompanying statement excludes certain items not comparable to the proposed future operations of the Property, including primarily depreciation, amortization, mortgage interest expense, and certain owner expenses. Consequently, the statement is not representative of the actual operations of the Property for the periods presented nor indicative of future operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE AND EXPENSE RECOGNITION

Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

Certain leases of the Property provide for tenant occupancy during periods for which no rent is due or where minimum rent payments increase during the term of the lease. The Property records rental income for the full term of each lease on a straight-line basis.

USE OF ESTIMATES

The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.

3. RENTALS

The Property has lease agreements with lease terms ranging from one year to 30 years. The leases generally provide for tenants to share in increases in operating expenses and real estate taxes in excess of specified base amounts. The total minimum rentals to be received under such non-cancelable operating leases as of December 31, 1997, exclusive of tenant reimbursements and contingent rentals, are as follows:

                           (in thousands)
                           --------------
       1998                 $   912,066
       1999                     810,837
       2000                     659,393
       2001                     538,845
       2002                     435,049
       Thereafter               975,238
                            -----------
                            $ 4,331,428
                            ===========